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                                                                    EXHIBIT 10.1

                               TRANSFER AGREEMENT

     THIS TRANSFER AGREEMENT (the "Agreement") is entered into as of September 26, 1997 (the "Effective Date"), by and between ATS Telephone & Data Systems, Inc., a Tennessee corporation ("ATS"), and TechForce Corporation, a Georgia corporation ("Seller").

                                   BACKGROUND
                                   ----------

     Seller owns or leases certain equipment and assets which are used by Seller to fulfill its obligations to Federal Express Corporation ("Fed-Ex") under that certain Services Agreement, dated November 1, 1994, by and between Seller and Fed-Ex, which obligations involve the service and repair of certain equipment owned or leased by Fed-Ex (the service and repair activities performed by Seller are referred to herein as the "Fed-Ex Repair Business").

     ATS desires to purchase certain of the assets related to the Fed-Ex Repair Business from Seller and Seller desires to sell certain assets to ATS as provided herein.

     The parties agree as follows:

1.   Transfer.  Seller hereby sells, assigns and transfers to ATS all of its
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right, title and interest in and to the following assets used or usable in connection with the Fed-Ex Repair Business:

     (a) Equipment and other Tangible Property.  All of the equipment, supplies
         -------------------------------------
and other tangible personal property owned by Seller being used in the operation of the Fed-Ex Repair Business listed on Schedule 1(a)(1) under the section
                                        ----------------
entitled "To be retained by ATS" (the "Support Equipment").

     (b) Personal Property Leases.  All leasehold interests in the vehicle
         ------------------------
leased by Seller under that certain Vehicle Lease Service Agreement by and between Seller and Penske Truck Leasing Co. and the other leasehold interests in personal property used by Seller in the operation of the Fed-Ex Repair Business (the "Personal Property Leases") and listed or described on Schedule 1(b).
                                                            -------------

2.   Transfer Fee.
     ------------

     (a) Cash Payment.  ATS shall pay Seller the sum of Fifteen Thousand One
         ------------
Hundred Twenty-Five and No/100 Dollars ($15,125.00) in cash or by bank check in four equal monthly installments beginning on the Effective Date and continuing on the first (1st) day of each calendar month after the Effective Date.

     (b) Revenue Share Payment.  For each month commencing with the month
         ---------------------
immediately following the Effective Date, ATS shall also pay to Seller an amount (the "Revenue Share Payment") equal to a certain percentage (the "Applicable Percentage Share") of the gross revenues derived from and attributable to the Fed-Ex Repair Business and any other services performed by ATS during the term of this Agreement for third parties referred to ATS by TechForce (the "Gross Revenue Amount") as computed in accordance with Schedule 2(b). The Applicable
                                                -------------
Percentage Share used to calculate the Revenue Share Payment shall be as set forth on Schedule 2(b) and the Revenue Share Payment shall be due and payable on
         -------------
the fifth (5th) business day of the calendar month immediately following the month in which the Gross Revenue Amount was earned.
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     (c) Referral Obligation.  In addition to its other obligations hereunder,
         -------------------
Seller agrees during the term of the Agreement to refer to ATS third parties who contact Seller desiring to procure services substantially similar to the services to be performed by ATS for Fed-Ex at the time that this Agreement is consummated. The foregoing obligation shall only apply if Seller chooses not to provide the services on behalf of or to such third party itself and instead elects to refer such third party to an independent service provider. Seller shall not be liable to ATS if such third party refuses to use ATS or elects to use another service provider to satisfy such third party's requirements.

3.   Assumption of Liabilities and Related Matters.
     ---------------------------------------------

     (a) Executory Obligations to be Assumed by ATS.  In addition to the
         ------------------------------------------
Transfer Fee, ATS agrees to assume and to pay and/or perform, in accordance with their respective terms and from and after the Effective Date, (a) sales taxes and period expenses for periods from and after the Effective Date; and (b) the executory obligations or commitments of Seller (but only to the extent such obligations or commitments relate to a time after the Effective Date) under the Personal Property Leases.

     (b) Indemnification.  ATS and Seller further acknowledge and agree that ATS
         ---------------
is purchasing the Support Equipment from Seller for its use in providing the support services described herein to Fed-Ex and certain other customers of Seller. As a further inducement to Seller, ATS agrees to indemnify Seller with respect to, and hold Seller harmless from any liability, costs, expenses or attorneys' fees relating to or arising out of the provision of such support services to Seller's customers including, but not limited to, tort and contract claims brought by such customers for services performed by ATS from and after the Effective Date. Seller agrees to indemnify and hold harmless ATS from any liability relating to or arising out of the provision of support services to Seller's customers prior to the Effective Date.

     (c) No Other Liabilities to be Assumed.  Other than as set forth in Section
         ----------------------------------                              -------
3(a), ATS shall not assume, and nothing contained in this Agreement shall be
----
construed as an assumption by ATS of, any liabilities, obligations, expenses or undertakings of Seller of any nature whatsoever, whether fixed or contingent, known or unknown.

4.   Representations and Warranties of Seller.
     ----------------------------------------

     Except as set forth in the disclosure letter attached hereto from Seller to ATS (the "Disclosure Letter"), Seller represents and warrants on the Effective Date that:

     (a) Organization and Standing.  Seller is a corporation duly organized,
         -------------------------
validly existing and in good standing under the laws of the State of Georgia, and has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

     (b) Corporate Authorization and No Conflict.  The execution and delivery of
         ---------------------------------------
this Agreement and any other documents contemplated by this Agreement and the Disclosure Letter furnished in connection herewith by or on behalf of Seller, and the consummation of the transactions contemplated herein or therein, have been duly authorized by all necessary corporate action on the part of Seller, and to the best knowledge of Seller, such execution, delivery and consummation of the transactions contemplated hereunder and thereunder shall not result in any violation or breach of any contract, trust, document or instrument to which Seller is a party or by which any of its property is bound. This Agreement has been duly executed by Seller and is the valid and legally binding obligation of Seller enforceable against it in accordance with its respective terms, except as limited by the exercise of judicial discretion, bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting

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generally the enforcement of creditors' rights, and except as the remedy of specific performance may be unavailable in certain cases.

     (c) Approvals.  No approval, authorization, order, license or consent of or
         ---------
registration, qualification or filing with any governmental authority and no approval or consent by any other person or entity is required in connection with the execution, delivery or performance by Seller of this Agreement and the other agreements contemplated hereby.

     (d) No Liens or Encumbrances.  Except as set forth in the Disclosure
         ------------------------
Letter, Seller has good and marketable title to all of the Support Equipment, free from any and all claims, liens, pledges, mortgages, security interests, charges, options, defaults, restrictions or encumbrances of any nature whatsoever. Seller has obtained all permissions and consents necessary for the transfer and assignment of the Support Equipment to ATS, and ATS is not and shall not become liable for any payment to any third party as a result of any such transfer and assignment.

     (e) Condition of Tangible Support Equipment.  All of the tangible Support
         ---------------------------------------
Equipment listed on Schedule 1(a)(1) is currently in good order and repair,
                    ----------------
normal wear and tear excepted. EXCEPT AS SET FORTH HEREIN, SELLER MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE SUPPORT EQUIPMENT, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND THE SUPPORT EQUIPMENT IS TRANSFERRED TO ATS "AS IS" AND WHERE IS.

5.   Representations and Warranties of ATS.
     -------------------------------------

     ATS hereby represents and warrants to Seller on the Effective Date as follows:

     (a) Organization and Standing.  ATS is a corporation duly organized,
         -------------------------
validly existing and in good standing under the laws of the State of Tennessee, and has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

     (b) Corporate Authorization and No Conflict.  The execution and delivery of
         ---------------------------------------
this Agreement on behalf of ATS, and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of ATS, and, to the best of ATS's knowledge, such execution, delivery and consummation of the transactions contemplated hereunder and thereunder will not result in a violation or breach of any document or instrument to which ATS is a party or by which any of its property is bound. This Agreement has been duly executed by ATS and is the valid and legally binding obligation of ATS enforceable against it in accordance with its terms, except as limited by the exercise of judicial discretion, bankruptcy, insolvency, reorganization, moratorium or similar law relating to or affecting generally the enforcement of creditors' rights, and except as the remedy of specific performance may be unavailable in certain cases.

     (c) Approvals.  No approval, authorization, order, license or consent of or
         ---------
registration, qualification or filing with any governmental authority and no approval or consent by any other person or entity is required in connection with the execution, delivery or performance by ATS of this Agreement and the agreements contemplated hereby.

6.   Additional Covenants.
     --------------------

     (a) Prorations.  All personal property taxes on the Support Equipment, all
         ----------
payments in lieu of taxes on the Support Equipment and other taxes applicable thereto, if any, and payments under leases

                                      -3-
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and licenses included in the Support Equipment and all utility and other period charges shall be pro rated between Seller and ATS as of the Effective Date.

     (b) Request for Consent to Assignments.  Seller agrees to request that the
         ----------------------------------
parties to the Personal Property Leases consent to the assignment of the right, title and interest of Seller under such agreements to ATS. ATS agrees that the receipt of such consents is not a condition to its obligations under this Agreement, that the failure to obtain such consents is not a breach of any representation, warranty or obligation of Seller under this Agreement and that ATS may have to negotiate new agreements with any such parties at the discretion of such parties.

     (c) Employees of the Fed-Ex Repair Business.  ATS shall offer employment to
         ---------------------------------------
certain current employees of Seller set forth on Schedule 6(c) on terms and
                                                 -------------
conditions as are comparable to ATS's general employment and hiring policies and procedures. Seller shall remain solely responsible for all salaries, wages, benefits, severance arrangements and all other terms of employment for each such person who may become an employee of ATS accruing prior to the Effective Date.

     (d) Accounts Receivable. ATS shall promptly remit to Seller any and all
         -------------------
accounts receivables which may be received by ATS from Fed-Ex after the Effective Date which had accrued on or prior to the Effective Date.

7.   Term.  The term of this Agreement shall commence on the Effective Date
     ----
and shall terminate on the last day of the eighteenth (18th) calendar month after the Effective Date.

8.   Arbitration.  The parties hereto agree that all disputes, claims or
     -----------
causes of action arising out of or relating to this Agreement, or the validity, interpretation, breach, violation, or termination thereof shall be finally and solely determined and settled by arbitration to be conducted in Memphis, Tennessee in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in effect on the Effective Date. Arbitration may not be demanded after the date on which the institution of legal or equitable proceedings based on the controversy or claim would be barred by the applicable statute of limitation. If the terms and conditions of this Agreement are inconsistent with the Commercial Arbitration Rules of the AAA, the terms and conditions of this Agreement shall control. The prevailing party in any arbitration arising out of this Agreement shall be reimbursed for all reasonable costs and expenses incurred in such proceeding, including reasonable attorneys' fees.

9.   Miscellaneous.
     -------------

     (a) Binding Effect.  This Agreement shall be binding upon and inure to the
         --------------
benefit of and be enforceable against the parties hereto and their respective successors and permitted assigns.

     (b) Notices.  All notices shall be in writing and shall be deemed validly
         -------
given, made and served when delivered or faxed as follows:

     If to Seller:   Jerrel W. Kee
                     TechForce Corporation
                     15950 Bay Vista Drive
                     Clearwater, Florida 34620
                     Fax No.: (818) 532-3683

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     If to ATS:      ATS Telephone & Data Systems, Inc.
                     395 Vantech Drive, Suite 7
                     Memphis, TN 38115
                     Attn.:  Steve Crowder, President
                     Fax No.:         (901) 797-3122

     (c) Entire Agreement.  This Agreement constitutes the entire agreement
         ----------------
between the parties relating to the purchase and sale of the Support Equipment and supersedes in all respects any and all prior oral or written agreements or understandings. This Agreement shall be amended or modified only by written instrument signed by both parties.

     (d) Expenses.  Except to the extent otherwise provided in this Agreement,
         --------
each party shall pay for its own legal, accounting and other similar expenses incurred in connection with the transactions contemplated by this Agreement, whether or not such transactions are consummated.

     (e) Publicity.  The timing and content of all public announcements relating
         ---------
to the execution of this Agreement shall be approved by both ATS and Seller prior to the release of such public announcement, and each party agrees to cooperate with the other party as appropriate to comply with all applicable laws.

     (f) Assignment.  This Agreement may not be assigned by either party hereto
         ----------
without the prior written consent of the other party other than to any successors, subsidiary parent corporation of a party; provided, however, that the assignor shall remain bound under all of its obligations under this Agreement. The rights, privileges and obligations of each party hereto shall inure to the benefit of and be binding on the permitted assigns of such party.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives as of the date set forth in the first paragraph.

                         ATS TELEPHONE & DATA SYSTEMS, INC.

                         By:    Original Signed
                            ----------------------------------------
                         Title:
                               -------------------------------------

                         TECHFORCE CORPORATION

                         By:    Original Signed
                            ----------------------------------------
                         Title:
                               -------------------------------------

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                             Schedules 1,2, and 6
                            Available Upon Request